Exhibit 10.1(b)

FORM OF STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT (hereinafter called this "Agreement") made as of this ____ day of _________ , 20__ between Universal Power Group, Inc., a Texas corporation (hereinafter called the "Corporation"), and ______________ (hereinafter called the "Optionee").

     WHEREAS, in accordance with the Universal Power Group, Inc. 2006 Stock Option Plan (the "Plan"), a copy of which has been delivered to the Optionee, the Corporation desires, in connection with the [employment of the Optionee] [the services provided by Optionee to the Corporation], to provide the Optionee with an opportunity to acquire shares of the Corporation's common stock, par value $.01 per share (hereinafter called the "Common Stock"), on favorable terms and thereby increase his or her proprietary interest in the continued progress and success of the business of the Corporation;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Optionee hereby agree as follows:

     1. Confirmation of Grant of Option.

          (a) In accordance with the Plan, the Corporation hereby irrevocably grants to the Optionee on _________, 20__ (the "Date of Grant") the right to purchase (hereinafter called the "Option") an aggregate of up to ________ shares of Common Stock (the “Option Shares”), subject to adjustment as provided in Section 5 of the Plan.

          (b) The Option [is] [is not] intended to constitute and qualify as “an incentive stock option” as such term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). [For ISO grants: The Optionee represents that he or she does not own stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation. The Option shall constitute a “non-qualified option” to the extent this option does not meet the criteria of an incentive stock option as defined in Section 422(b) of the Code or to the extent that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under all plans of the Corporation and its Subsidiaries (as defined below) exceeds $100,000.]

     2. Exercise Price. The Optionee shall have the right to purchase the Option Shares from the Corporation at a price of $_____ per share, subject to adjustment as provided in Section 5 of the Plan (the "Exercise Price"), such amount being the Fair Market Value (as defined in the Plan) of a share of Common Stock on the Date of Grant.

     3. Exercise of Option. Alternative 1: Except as may otherwise be provided in Section 6 hereof and subject to earlier termination or cancellation as provided in this Agreement or the Plan, the Option may be exercised from time to time, in whole or in part, on or prior to ________ __, 20__ (the "Expiration Date") in accordance with the following vesting and exercise schedule:

[TO BE INSERTED]

     Alternative 2: Except as may otherwise be provided in Section 6 hereof and subject to earlier termination or cancellation as provided in this Agreement or the Plan, the Option may be exercised from time to time, in whole or in part, on or prior to __________
, ____ (the "Expiration Date") and shall only become exercisable on the date on which ____________ (the "Performance Goal"). If the Performance Goal does not occur on or prior to the Expiration Date, the Option shall become null and void.

     The Option shall be exercised as provided in this Section 3 by notice and payment to the Corporation as provided in Sections 7, 11 and 12 hereof.

     4. Term and Rights as Shareholder. [Alternative 1: Subject to earlier termination or cancellation as provided in this Agreement or the Plan, the Option will be exercisable only (a) on or prior to the Expiration Date and (b) except as otherwise provided in Section 6 hereof, if the Optionee shall, at any time of exercise, be [an employee] [a director] of the Corporation or of a Subsidiary or a Parent (as such terms are defined in the Plan)]. [Alternative 2: Subject to earlier termination or cancellation as provided in this Agreement or the Plan, the Option will be exercisable only on or prior to the Expiration Date.] The holder of the Option will not have any right to dividends or any other rights of a shareholder with respect to a share of the Common Stock subject to the Option until such share shall have been issued to him or her following exercise of the Option. Such issuance shall be evidenced by the appropriate entry on the books of the duly authorized transfer agent of the Corporation, provided that the date of issue shall not be earlier than the Exercise Date (as hereinafter defined in Section 7(b) hereof) with respect to such share.

     5. Non-transferability of Option. The Option will not be transferable otherwise than by will or by the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her or, in the case of the Optionee's certified incompetency, his or her duly authorized legal representative(s). More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided in the preceding sentence) or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect. Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event if the Corporation should, at any time, in its sole discretion, so elect by written notice to the Optionee (or to the person then entitled to exercise the Option under the provisions of the Plan); provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Corporation or any Subsidiary or Parent may have under this Agreement or otherwise.

     [Alternative 1: 6. Exercise Upon Termination of Employment.

          (a) If the Optionee ceases to be an employee of the Corporation or any Parent or Subsidiary because of his or her discharge for Cause (as defined below), the Option will forthwith terminate. If, however, the Optionee for any other reason (other than death, disability or normal retirement) ceases to be such an employee, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of such cessation of employment, at any time within 60 days after such cessation of employment, at the end of which period the Option will terminate unless terminated sooner as a result of the Expiration Date occurring prior thereto.

          (b) (i) If the reason for cessation of employment is disability within the meaning of Section 22(e)(3) of the Code or normal retirement, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of such cessation of employment, at any time within 12 months after such cessation of employment, at the end of which period the Option will terminate unless terminated sooner as a result of the Expiration Date occurring prior thereto.

               (ii) If the reason for cessation of employment is disability not within the meaning of Section 22(e)(3) of the Code, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of such cessation of employment, at any time within six months after such cessation of employment, at the end of which period the Option will terminate unless terminated sooner as a result of the Expiration Date occurring prior thereto[For ISO grants: ; provided, however, that, if the Optionee exercises the Option more than three months after the cessation of employment, the shares issued upon any such exercise shall not be deemed to be shares of the Common Stock issued upon the exercise of an incentive stock option as such term is defined in Section 422 of the Code].

          (c) If the Optionee dies while he or she is employed by the Corporation or a Subsidiary or Parent or within the period after the termination of his or her employment during which he or she is entitled to exercise the Option under the provisions of subsections (a) and (b) of this Section 6, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of such cessation of employment, by the estate of the Optionee, or the duly appointed representative, or beneficiary who acquires the Option by will or by the laws of descent and distribution, at any time within one year after the date of death, at the end of which period the Option will terminate unless terminated sooner as a result of the Expiration Date occurring prior thereto.

          (d) In no event set forth in this Section 6 may the Option be exercised after the Expiration Date.

          (e) The term "Cause" shall have the definition set forth in an individual employment, severance or other similar agreement between Optionee and the Corporation or a Subsidiary or Parent, or if there is no such agreement or no such definition in any such agreement, Cause shall mean (i) the continued failure by the Optionee substantially to perform his or her duties and obligations to the Corporation or any of its affiliates, including without limitation repeated refusal to follow the reasonable directions of the Optionee's employer, knowing violation of law in the course of performance of the duties of Optionee's employment with the Corporation or any of its affiliates, repeated absences from work without a reasonable excuse, and intoxication with alcohol or illegal drugs while on the Corporation's premises or that of any of the Corporation's affiliates during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) fraud or material dishonesty against the Corporation or any of its Subsidiaries or its Parent; or (iii) a conviction or plea of guilty or nolo contendre for the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Corporation in its sole discretion.

          (f) The Option will not be affected by any change of duties or position of the Optionee so long as he or she continues to be an employee of the Corporation or any Subsidiary or Parent. If the Optionee is granted a temporary leave of absence (including leave to enter the employ of a government, or any department, agency or instrumentality thereof), such leave of absence will be deemed a continuation of his or her employment by the Corporation or any Subsidiary or Parent, but only if and so long as the employing corporation consents thereto. Retirement will be deemed to be a termination of employment for all purposes of this Agreement.

          (g) If there shall have occurred a Change in Control with respect to the Corporation at any time while this Agreement is in effect, the Optionee shall have the right to exercise the Option in whole or in part as to such number of additional Option Shares then subject to the Option and not then exercisable as the Corporation may, in its sole discretion, permit on the effective date of such sale, merger, consolidation or reorganization or transfer.]

     Alternative 2: 6. Exercise Upon Termination of Employment.

          (a) The Option may be exercised, in whole or in part, and from time to time, at any time prior to the Expiration Date.

          (b) If the Optionee dies while he is employed by the Corporation or a Subsidiary or Parent, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of [his] [her] death, by the estate of the Optionee, or the duly appointed representative, or beneficiary who acquires the Option by will or by the laws of descent and distribution.

          (c) In no event set forth in this Section 6 may the Option be exercised after the Expiration Date.

          (d) If there shall have occurred a Change in Control with respect to the Corporation at any time while this Agreement is in effect, the Optionee shall have the right to exercise the Option in whole or in part as to such number of additional Option Shares then subject to the Option and not then exercisable as the Corporation may, in its sole discretion, permit on the effective date of such sale, merger, consolidation or reorganization or transfer.

     [Alternative 3: 6. Exercise Upon Termination of Relationship.

     Alternative 3-A:  (a) Except as otherwise provided in this Section 6(a) below, if the Optionee ceases to be a director of the Corporation or any Parent or Subsidiary, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of such termination, at any time within 90 days after such termination, at the end of which period the Option will terminate unless terminated sooner as a result of the Expiration Date occurring prior thereto. Notwithstanding the foregoing, if Optionee is removed for cause by the shareholders of the Corporation or the Board, the Option shall terminate immediately upon his or her removal.]

     [Alternative 3-B: (a) The Option may be exercised, in whole or in part, and from time to time, at any time prior to the Expiration Date.]

          (b) If the Optionee dies while he is a director of the Corporation or a Subsidiary or Parent, the Option may, subject to the provisions of Section 5 hereof, be exercised, to the extent the Optionee would have been entitled under Section 3 hereof to exercise the Option on the date of the Optionee’s death, by the estate of the Optionee, or the duly appointed representative, or beneficiary who acquires the Option by will or by the laws of descent and distribution.

          (c) In no event set forth in this Section 6 may the Option be exercised after the Expiration Date.

          (d) If there shall have occurred a Change in Control with respect to the Corporation at any time while this Agreement is in effect, the Optionee shall have the right to exercise the Option in whole or in part as to such number of additional Option Shares then subject to the Option and not then exercisable as the Corporation may, in its sole discretion, permit on the effective date of such sale, merger, consolidation or reorganization or transfer.]

     7. Method of Exercise of Option.

          (a) Subject to the terms and conditions of this Agreement and the Plan, the Option will be exercisable by notice and payment to the Corporation in accordance with the procedure prescribed herein. Each such notice, which may be in the form of Exhibit A hereto, shall:

     (i) state the election to exercise the Option and the number of shares of the Common Stock in respect of which it is being exercised;

     (ii) be signed by the person or persons entitled to exercise the Option, including the address to which share certificates are to be delivered, and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option;

     (iii) be accompanied by payment in full of the purchase price for the Option Shares covered by the notice in the form of a [Alternative 1: check, bank draft or money order in an amount equal to the aggregate purchase price of such Option Shares payable to the Corporation] [Alternative 2: check, bank draft or money order in an amount equal to the aggregate par value of the Option Shares covered by the notice and a fully recourse promissory note bearing interest at a rate no less than the “applicable federal rate” as defined in Section 1274 of the Code and otherwise in a form acceptable to the Corporation for the balance of the purchase price] [Alternative 3: any other manner permitted by the Plan and approved by the Corporation]; and

     (iv) make such arrangements, if requested by the Corporation and in form and substance satisfactory to counsel to the Corporation, with respect to any applicable withholding tax requirements.

     (b) Upon receipt of a notice in accordance with subsection (a) of this Section 7 (such date and time of receipt being herein called the "Exercise Date"), the Option will be deemed to have been exercised with respect to such particular shares of the Common Stock if, and only if, the provisions of subsection (a) of this Section 7 and the provisions of Section 10 hereof shall have been complied with. Notwithstanding anything in this Agreement to the contrary, any notice of exercise given pursuant to the provisions of this Section 7 will be void and of no effect if all the provisions of subsection (a) of this

Section 7 and the provisions of Section 10 shall not have been complied with. The certificate or certificates representing the shares of the Common Stock as to which the Option shall be exercised will be registered in the name of the person or persons exercising the Option and will be delivered, as soon as practicable after the Exercise Date, to the person or persons exercising the Option at the place specified in the notice of exercise of the Option, but only upon compliance with all of the provisions of this Agreement.

          (c) In the event that the Optionee shall exercise the Option for less than the total number of Option Shares subject to the Option, this Agreement shall be deemed automatically amended to reflect the reduced number of shares post-exercise, without the necessity of the Optionee surrendering this Agreement for issuance of a new agreement reflecting the reduced number of shares then still subject to the Option. To evidence such amendment, the Corporation shall deliver to the Optionee (or such other permissible person executing the Option) a notice in the form of Exhibit B hereto.

     8. Registration.

          (a) [Alternative 1: The Optionee understands that the Option Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in a Registration Statement on Form S-8; however, the Option has not been registered under the Securities Act on the Date of Grant nor will it ever be.] [Alternative 2: The Optionee understands that neither the Option nor the Option Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may never be registered.] The Optionee represents that the Option is [and the Option Shares are] being acquired by him or her for investment for his or her account and not with a view to, or in connection with, the sale or other distribution thereof.

          (b) In the event that, at the Exercise Date, the Optionee is required by the Securities Act, if he or she desires to sell the Option Shares, to deliver a reoffer prospectus complying with Section 10(a) of the Securities Act, the certificate or certificates for the Underlying Shares shall bear the following legend:

"The shares evidenced by this certificate have been registered on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"); however, the holder is required under the Securities Act to use a reoffer prospectus to resell the shares. Accordingly, the shares may not be sold or transferred unless there is delivered an opinion of counsel to the Company that either (1) there is in effect a current prospectus meeting the requirements of Section 10(a) of the Securities Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of such shares for sale or transfer, or (2) such shares may be sold without violating Section 5 of the Securities Act."

     9. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by registered or certified mail or by express courier service to the proper address. All notices to the Corporation shall be addressed to it at its principal office, now at ____________________________ , Attention: Chief Executive Officer (or Executive Vice President, if the Optionee is the Chief Executive Officer). All notices to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the address set forth below the Optionee's name following the Corporation's signature. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given in accordance with this Section 9.

     10. Approval of Counsel. The exercise of the Option and the issuance and delivery of the Option Shares pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, or corresponding provision of future law, and the Exchange Act, or corresponding provision of future law, and the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed or, if applicable, of The Nasdaq Stock Market, Inc. In furtherance thereof, such counsel may request that the Optionee or other permissible person exercising the Option deliver such investment representation or other documents as such counsel deems necessary or appropriate.

     11. Reservation of Shares. The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

     12. Disputes; Construction. Any dispute or disagreement which arises under, or as a result of, or in any way relates to, the interpretation, construction or application of this Agreement will be resolved by the Committee. Any such resolution made hereunder shall be final, binding and conclusive for all purposes upon all persons. In the event of a difference between the terms and conditions of this Agreement and those of the Plan, the terms and conditions of the Plan shall govern. Any capitalized term not defined herein shall have the meaning as defined in the Plan.

     13. Limitation of Action. The Optionee agrees that every right of action accruing to him or her and arising out of, or in connection with, this Agreement against the Corporation will, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

     14. Benefits of Agreement. This Agreement will inure to the benefit of, and be binding upon, each successor and assign of the Corporation. All obligations imposed upon the Optionee and all rights granted to the Corporation under this Agreement will be binding upon the Optionee's heirs, legal representatives and successors.

     15. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas without giving effect to the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day, month and year first above written.

UNIVERSAL POWER GROUP, INC.

By:

Name:
Title:

OPTIONEE:

Name (Print):
Address:

EXHIBIT A
ELECTION TO PURCHASE

To Universal Power Group, Inc.:

Attention: Chief Executive Officer

     The undersigned hereby irrevocable elects to exercise the foregoing Option to purchase _____ shares of the Common Stock issuable upon the exercise of the Option and requests that a certificate for such shares shall be issued in the name of

(Name)

(Address)

(Taxpayer Social Security Number)

and be delivered to
(Name)
at
(Address)

Dated: ___________ , ____

Name of holder of Option:

(please print)

(Address)

(Signature)
Note:	The above signature must correspond with the name as written upon the face of the
Option in every particular, without alteration or enlargement or any change whatever.

EXHIBIT B

NOTICE AS TO PARTIAL EXERCISE
BY
_____________________

To:		Date:

(Address)

     WHEREAS, you are the named Optionee in a Stock Option Agreement dated as of ________________ to purchase ________ shares of the Common Stock and have exercised the Option as to
_______ shares;

     PLEASE TAKE NOTICE that the Stock Option Agreement is, by its terms, automatically amended so it now covers only shares.

Universal Power Group, Inc.

By:

(Title)